                                                                  Execution Copy



                           AMENDMENT NO. 4 AND WAIVER


         This AMENDMENT NO. 4 AND WAIVER dated as of May 15, 2002 (this "Amendment and Waiver"), among Warnaco Inc., a Delaware corporation, as debtor and debtor in possession under chapter 11 of the Bankruptcy Code (the "Borrower"), The Warnaco Group, Inc. ("Group") and the Domestic Subsidiaries (as defined in the Credit Agreement referred to below) of Group, as debtors and debtors in possession under chapter 11 of the Bankruptcy Code (the "Subsidiary Guarantors" and, together with Group, the "Guarantors"), the Lenders (as defined in the Credit Agreement referred to below) party hereto and the Administrative Agent (as defined below) amends certain provisions of the Senior Secured Super-Priority Debtor In Possession Revolving Credit Agreement dated as of June 11, 2001, as amended by the Amendment and Waiver, dated as of August 27, 2001, Amendment No. 2 dated as of December 21, 2001, and Amendment No. 3 and Waiver dated as of February 5, 2002, in each case among the Borrower, Group and the Subsidiary Guarantors, the Lenders, the Issuers (as defined therein), Citibank, N.A., as administrative agent for the Lenders and the Issuers (in such capacity, the "Administrative Agent"), and Salomon Smith Barney Inc., The Bank of Nova Scotia and J.P. Morgan Securities, Inc. as joint lead arrangers (such agreement, the "Credit Agreement").


                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Guarantors, the Lenders, the Issuers and the Administrative Agent are parties to the Credit Agreement and the undersigned Lenders constitute the Requisite Lenders;

         WHEREAS, the Borrower has requested the Requisite Lenders and the Administrative Agent agree, and the Requisite Lenders and the Administrative Agent have agreed to amend the Credit Agreement to (a) permit the incurrence of Indebtedness by Group or one of its Subsidiaries for the sole purposes of financing insurance premiums payable by Group or such Subsidiary and the granting of Liens in connection therewith, which incurrence of Indebtedness and granting of such Lien would otherwise be prohibited by the terms of the Credit Agreement; and (b) permit the incurrence by Group or certain of its Subsidiaries of Indebtedness and Liens under certain Approved Sales Agent's Contracts (as defined below), in each case on the terms and as more fully set forth herein;

         WHEREAS, pursuant to Section 13.1 (Amendments, Waiver, Etc.) of the Credit Agreement, the consent of the Requisite Lenders is required to amend the provisions of the Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

         Section 1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

         Section 2. Amendments to Credit Agreement. Effective as of the Effective Date and subject to the terms and conditions set forth herein the Credit Agreement is hereby amended as follows:

         (a) Section 1.1 is amended by inserting the following definition in the correct alphabetical order:

                           "Approved Sales Agent's Contract" means a contract
                  entered into by and between Group and/or any Subsidiaries thereof and a third party agent to conduct certain Asset Sales permitted under the terms of this Agreement and pursuant to which: (a) the Sales Agent agrees to sell assets on behalf of Group and/or any Subsidiary thereof, (b) prior to any such sale the Sales Agent is obligated to pay to Group or such Subsidiary consideration for such assets that is, in the case of assets that are a component of the Borrowing Base, an amount that is not less than the product of the Advance Rate for such asset and the value of such asset (valued at the lower of cost and market on a first-in, first out basis), and
                  (c) not later than 20 days after the sale thereof, the Sales Agent is obligated to pay to Group and/or such Subsidiary the balance of the consideration for such assets such that the aggregate consideration paid in cash to Group and/or its Subsidiaries is not less than the aggregate fair market value of such assets.

                           "Insurance Assets" means sums payable to the insured
                  under an insurance policy, including, any gross unearned premiums and any payment on account of loss which results in a reduction of unearned premium with respect to the underlying policy.

                           "Sales Agent" means a Person that is not an Affiliate
                  of Group or any of its Subsidiaries and that has entered into an Approved Sales Agent's Contract with Group and/or any of its Subsidiaries.

         (b) Section 8.1 (Indebtedness) is amended by inserting the following as new clauses (j) and (k) immediately after clause (i):

                           (j) Indebtedness incurred by Group or one of its
                  Subsidiaries for the sole purpose of financing the payment of insurance premiums payable by Group or such Subsidiary in an aggregate amount not to exceed $15,000,000 at any one time outstanding; and

                           (k) Indebtedness incurred by Group and/or any of its
                  Subsidiaries pursuant to Approved Sales Agent's Contracts in an aggregate amount not to exceed the amount actually received by Group and/or any of its Subsidiaries pursuant to such Approved Sales Agent's Contracts at the time of the incurrence of such Indebtedness up to a maximum aggregate amount of $30,000,000 at any one time outstanding.

         (c) Section 8.2 (Liens, Etc.) is amended by inserting the following as new clauses (j) and (k) immediately after clause (i):

                           (j) Liens securing Indebtedness incurred under clause
                  (j) of Section 8.1; provided that such Liens shall only encumber Insurance Assets of Group or any of its Subsidiaries that relate directly to the Indebtedness such assets secure and that have an aggregate value not in excess of $15,000,000; and

                           (k) Liens in favor of a Sales Agent securing
                  Indebtedness permitted to be incurred under clause (k) of
                  Section 8.1; provided that (i) the proposed sale of such assets is otherwise permitted under this Agreement, (ii) the Lien is solely with respect to assets that are the subject of the related Approved Sales Agent's Contract, the proceeds thereof and the insurance proceeds with respect thereto, (iii) all assets that are subject to such Lien and that would have otherwise formed part of the Borrowing Base shall no longer be calculated as part of the Borrowing Base, and (iv) all consideration required to be paid by the Sales Agent to Group and/or one of its Subsidiaries in respect of such assets has been received by Group and/or one of its Subsidiaries and such amounts have been applied to partially prepay the Loans in accordance with the terms of the Credit Agreement.

         Section 3. Waiver and Consent.

         (a) The Lenders constituting the Requisite Lenders hereby acknowledge and agree that the sales of inventory pursuant to an Approved Sales Agent's Contract constitute a permitted Asset Sale within the meaning of clause (a) of
Section 8.4 of the Credit Agreement.

         (b) The Lenders constituting the Requisite Lenders hereby consent to the release of such portion of the Collateral in respect of which a Lien is granted pursuant to Section 2(c) above solely to the extent and for the period in which the applicable third party has a Lien on such assets (to the extent hereby consented to by the Requisite Lenders); provided, however, that at any time such assets or any portion thereof are no longer subject to the Lien permitted by this Amendment and Waiver and have not otherwise been disposed of pursuant to the terms of the Credit Agreement, Group shall, and shall cause each of its Subsidiaries to take any actions or execute any documents deemed reasonably necessary by the Administrative Agent to perfect a security interest in such assets.

         (c) The Lenders constituting the Requisite Lenders hereby waive any Default or Event of Default that may have been caused by the failure of Group to deliver its annual Financial Statements for the Fiscal Year ended December 2001 prior to the 95th day following such Fiscal Year end as required by Section 6.1(d) of the Credit Agreement; provided, however, that if, as of June 30, 2002, Group has not delivered its Financial Statements for the Fiscal Year ended December 2001 in full compliance with Section 6.1(d) of the Credit Agreement, the waiver contained in this clause (c) shall be deemed null and void and shall cease to be of any further force or effect as of the date of this Amendment and Waiver.

         Section 4. Authorization of Administrative Agent. The Requisite Lenders hereby direct the Administrative Agent to execute and deliver to Group and/or any of its Subsidiaries all releases or other documents that the Administrative Agent deems reasonably necessary to effect the transactions contemplated and consented to hereby, in each case at the request and sole expense of the Loan Parties, including, but not limited to, and in each case in the sole discretion of the Administrative Agent:

                  (i) providing instructions to certain Restricted Banks to deviate from the terms of the standing Restricted Account Letter to the extent necessary to pay over proceeds of Asset Sales that are due and owing to a Sales Agent pursuant to an Approved Sales Agent's Contract, to such Sales Agent; and

                  (ii) consenting to the name of a Sales Agent appearing on the face of the insurance policy or such other documentation in order to reflect such Sales Agent's interest in the insurance that relates to the assets which are the subject of the related Approved Sales Agent's Contract.

         Section 5. Conditions Precedent to the Effectiveness of this Amendment and Waiver. This Amendment and Waiver and shall become effective as of the date when the following conditions precedent have been satisfied (the "Effective Date"):

         (a) Certain Documents. The Administrative Agent shall have received on or before the Effective Date all of the following, all of which shall be in form and substance satisfactory to the Administrative Agent:

                  (i) in sufficient executed copies for each of the Lenders, this Amendment and Waiver executed by the Borrower, the Guarantors and the Lenders constituting the Requisite Lenders; and

                  (ii) evidence satisfactory to the Administrative Agent that all other consents and approvals necessary in connection the matters contemplated hereby, including, without limitation, the consent required under the Prepetition Credit Facilities or from the Bankruptcy Court, shall have been obtained and be in effect.

         (b) Representations and Warranties. Each of the representations and warranties made by the Borrower or any Guarantor in or pursuant to the Credit Agreement and the other Loan Documents to which the Borrower or any Guarantor is a party or by which the Borrower, or any Guarantor is bound, shall be true and correct in all material respects, after giving effect to the terms of this Amendment and Waiver, on and as of the Effective Date (other than representations and warranties in any such Loan Document which expressly speak as of a different date).

         (c) No Events of Default. No Event of Default or Default shall have occurred and be continuing on the Effective Date after giving effect to the terms of this Amendment and Waiver.

         Section 6. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that as of the date hereof, after giving effect to the terms of this Amendment and Waiver,
(x) no Event of Default or Default under the Credit Agreement shall have occurred and be continuing and (y) all of the representations and warranties of the Loan Parties contained in Article IV of the Credit Agreement and in any other Loan Document continue to be true and correct as of the date of execution hereof in all material respects, as though made on and as of such date (other than representations and warranties in any such Loan Document which expressly speak as of a different date).

         Section 7. Costs and Expenses. The Borrower agrees to pay on demand in accordance with the terms of Section 13.3 of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and Waiver and all other Loan Documents entered into in connection herewith, including the reasonable fees, expenses and disbursements of Weil, Gotshal & Manges LLP, counsel for the Administrative Agent with respect thereto.

         Section 8. Reference to and Effect on the Loan Documents.

         (a) Upon the effectiveness of this Amendment and Waiver, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in each other Loan Document, shall mean and be a reference to the Credit Agreement as amended hereby.

         (b) Except as specifically amended hereby, all of the terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

         (c) The execution, delivery and effectiveness of this Amendment and Waiver shall not, except as expressly provided herein, operate as a amendment or waiver of any right, power or remedy of any Lender, any Issuer or the Administrative Agent under the Credit Agreement or any of the Loan Documents, nor constitute an amendment or waiver of any provision of the Credit Agreement or any of the Loan Documents.

         (d) This Amendment and Waiver is a Loan Document.

         Section 9. Titles. The Section titles contained in this Amendment and Waiver are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         Section 10. Execution in Counterparts. This Amendment and Waiver may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

         Section 11. Notices. All communications and notices to the Administrative Agent hereunder shall be given as provided in the Credit Agreement.

         Section 12. Severability. If any term or provision set forth in this Amendment and Waiver shall be invalid or unenforceable, the remainder of this Amendment and Waiver, or the application of such terms or provisions to persons or circumstances, other than those to which it is held unenforceable, shall not in any way be affected or impaired thereby.

         Section 13. Successors. The terms of this Amendment and Waiver shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors or assigns.

         Section 14. Governing Law. This Amendment and Waiver shall be interpreted, and the rights and liabilities of the parties determined, in accordance with the internal law of the State of New York.


                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                        WARNACO INC.,
                                        as Borrower


                                        By: /s/ James P. Fogarty
                                           ----------------------------------
                                        Name: James P. Fogarty
                                        Title: SVP-CFO


                                        CITIBANK, N.A.,
                                        as Administrative Agent


                                        By: /s/ Brenda M. Cotsen
                                           ----------------------------------
                                        Name:
                                        Title:


                                        Lenders

                                        CITIBANK, N.A.,
                                        as a Lender


                                        By: /s/ Brenda M. Cotsen
                                           ----------------------------------
                                        Name:
                                        Title:


                                        THE BANK OF NOVA SCOTIA,
                                        as a Lender


                                        By: /s/ Olivia L. Braun
                                           ----------------------------------
                                        Name: Olivia L. Braun
                                        Title: Director


                                        THE CHASE MANHATTAN BANK,
                                        as a Lender


                                        By:
                                           ----------------------------------
                                        Name:
                                        Title:

                                        GENERAL ELECTRIC CAPITAL
                                        CORPORATION,
                                        as a Lender


                                        By: /s/ Michael Lustbader
                                           ----------------------------------
                                        Name: Michael Lustbader
                                        Title: Duly Authorized Signatory


                                        THE CIT GROUP/COMMERCIAL
                                        SERVICES, INC.,
                                        as a Lender


                                        By:
                                           ----------------------------------
                                        Name:
                                        Title:


                                        SOCIETE GENERALE,
                                        as a Lender


                                        By: /s/ Harry T. Nullet
                                           ----------------------------------
                                        Name: Harry T. Nullet
                                        Title: Director


                                        FLEET NATIONAL BANK,
                                        as a Lender


                                        By: /s/ Ralph C. Palmer
                                           ----------------------------------
                                        Name: Ralph C. Palmer
                                        Title: Sr. Vice President


                                        THE BANK OF NEW YORK,
                                        as a Lender


                                        By: /s/ Edward Flynn Jr.
                                           ----------------------------------
                                        Name: Edward Flynn Jr.
                                        Title: SVP


                                        FIRST UNION NATIONAL BANK,
                                        as a Lender


                                        By:
                                           ----------------------------------
                                        Name:
                                        Title:

                                        HELLER FINANCIAL, INC.,
                                        as a Lender


                                        By:
                                           ----------------------------------
                                        Name:
                                        Title:


                                        TEXTRON FINANCIAL CORPORATION,
                                        as a Lender


                                        By:
                                           ----------------------------------
                                        Name:
                                        Title:


                                        GOLDMAN SACHS CREDIT PARTNERS
                                        L.P.,
                                        as a Lender


                                        By: /s/ Robert S. Fanelli
                                           ----------------------------------
                                        Name: Robert S. Fanelli
                                        Title: Authorized Signatory


                                        BANK OF SCOTLAND,
                                        as a Lender


                                        By: /s/ Joseph Fratus
                                           ----------------------------------
                                        Name: Joseph Fratus
                                        Title: Vice President


                                        THE PROVIDENT BANK,
                                        as a Lender


                                        By: /s/ Russ Smethwick
                                           ----------------------------------
                                        Name: Russ Smethwick
                                        Title: Portfolio Manager, AVP


                                        SPECIAL SITUATIONS INVESTING GROUP,
                                        INC.,
                                        as a Lender


                                        By: /s/ Stephen H. Golden
                                           ----------------------------------
                                        Name: Stephen H. Golden
                                        Title: President

                 CONSENT, AGREEMENT AND AFFIRMATION OF GUARANTY.


                  Each of the undersigned Guarantors hereby consents to the terms of the foregoing Amendment and Waiver in its capacity as a guarantor under the Credit Agreement and agrees that the terms of such agreement shall not affect in any way its obligations and liabilities under its guaranty, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.


                                     THE WARNACO GROUP INC.,
                                     as a Guarantor


                                     By: /s/ Stanley P. Silverstein
                                         ---------------------------------------
                                     Name:
                                     Title:

                                     184 BENTON STREET INC.
                                     A.B.S. CLOTHING COLLECTION, INC.
                                     ABBEVILLE MANUFACTURING COMPANY
                                     AEI MANAGEMENT CORPORATION
                                     AUTHENTIC FITNESS CORPORATION
                                     AUTHENTIC FITNESS ON-LINE, INC.
                                     AUTHENTIC FITNESS PRODUCTS INC.
                                     AUTHENTIC FITNESS RETAIL INC.
                                     BLANCHE INC.
                                     CCC ACQUISITION CORP.
                                     CCC ACQUISITION REALTY CORP.
                                     C.F. HATHAWAY COMPANY
                                     CALVIN KLEIN JEANSWEAR COMPANY
                                     CKJ HOLDINGS, INC.
                                     CKJ SOURCING, INC.
                                     DESIGNER HOLDINGS LTD.
                                     JEANSWEAR HOLDINGS, INC.
                                     KAI JAY MANUFACTURING COMPANY
                                     MYRTLE AVENUE, INC.
                                     OUTLET HOLDINGS, INC.
                                     OUTLET STORES, INC.
                                     RIO SPORTSWEAR, INC.
                                     UBERTECH PRODUCTS, INC.
                                     VENTURES LTD.
                                     WARMANA LIMITED
                                     WARNACO INTERNATIONAL INC.

                                                                    SCHEDULE 5.2

                                     WARNACO MEN'S SPORTSWEAR, INC.
                                     WARNACO PUERTO RICO, INC.
                                     WARNACO SOURCING INC.
                                     WARNACO U.S., INC.
                                     WARNACO VENTURES LTD.
                                     WARNER'S DE COSTA RICA INC.
                                     WARNACO INTERNATIONAL, L.L.C.

                                     as Guarantors


                                     By: /s/ Stanley P. Silverstein
                                         ---------------------------------------
                                     Name:
                                     Title:

                                     GREGORY STREET, INC.
                                     as a Guarantor


                                     By: /s/ Stanley P. Silverstein
                                         ---------------------------------------
                                     Name:
                                     Title:


                                     PENHALIGON'S BY REQUEST, INC.
                                     as a Guarantor


                                     By: /s/ Stanley P. Silverstein
                                         ---------------------------------------
                                     Name:
                                     Title: